UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 26, 2005

ARTISTDIRECT, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-30063	95-4760230
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification Number)

10900 Wilshire Boulevard, Suite 1400 Los Angeles, California (Address of principal executive offices)	90024 (Zip Code)

(310) 443-5360
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities
Item 9.01. Financial Statements and Exhibits
SIGNATURES
INDEX TO EXHIBITS
EXHIBIT 4.1
EXHIBIT 4.2

Item 3.02. Unregistered Sales of Equity Securities.

     On April 26, 2005, ARTISTdirect, Inc., a Delaware corporation (the “Company”), issued a warrant to purchase up to 100,000 shares of its common stock to DKR SoundShore Oasis Holding Fund, Ltd. (“Oasis”, and the warrant shall be referred to as the “Oasis Warrant”) and a warrant to purchase up to 60,000 shares of its common stock to Verus International Group Limited (“Verus”, and the warrant shall be referred to as the “Verus Warrant”, and together with the Oasis Warrant, the “Commitment Warrants”). The Commitment Warrants were issued in accordance with the terms of financing commitment letters dated as of April 14, 2005 and delivered separately by each of Oasis and Verus to the Company (each a “Letter of Intent”), whereby Oasis and Verus have each agreed to provide funding for a potential acquisition transaction by the Company (the transaction referred to as the “Potential Acquisition”). The Commitment Warrants will only become exercisable if the Potential Acquisition is terminated by the Company or the target of the Potential Acquisition. If the Commitment Warrants become exercisable, they will have a term of five years and the initial exercise price will be $1.00 per share, subject to certain adjustments. If the Company consummates the Potential Acquisition, the Commitment Warrants will be cancelled retroactively and will no longer be in force or effect.

     The Commitment Warrants were, and if exercised, the equity securities underlying the Commitment Warrants will be, issued in reliance on exemptions from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), as set forth in Section 4(2) of the Securities Act and Rule 506 promulgated thereunder.

     A copy of the Oasis Warrant and the Verus Warrant are included herein as Exhibits 4.1 and 4.2, respectively.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits

     A list of exhibits required to be filed as part of this report is set forth in the Index to Exhibits, which immediately precedes such exhibits, and is incorporated herein by reference.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ARTISTdirect, Inc.
(Registrant)

Date: April 27, 2005	By:	/s/ ROBERT N. WEINGARTEN

Robert N. Weingarten
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description
4.1	Common Stock Purchase Warrant issued by the Company to DKR SoundShore Oasis Holding Fund, Ltd. on April 26, 2005

4.2	Common Stock Purchase Warrant issued by the Company to Verus International Group Limited on April 26, 2005